UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES

EXCHANGE ACT of 1934

(Amendment No.    )

Filed by the Registrant  ☑

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential for use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☑	Definitive Additional Materials
☐	Soliciting Material Pursuant to § 240.14a-11(c) or § 240.14a-12

Amerigroup Corporation

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box)

☑	No fee required

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

	1)	Title of each class of securities to which transaction applies:

	2)	Aggregate number of securities to which transaction applies:

	3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	4)	Proposed maximum aggregate value of transaction:

☐	Fee paid previously with preliminary materials.

☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	1)	Amount Previously Paid:

	2)	Form, Schedule or Registration Statement No.:

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	4)	Date Filed:

*** Exercise Your Right to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on June 7, 2012.

AMERIGROUP CORPORATION

Amerigroup

RealSolutions

in healthcare

AMERIGROUP CORPORATION

C/O PROXY SERVICES

P.O. BOX 9142

FARMINGDALE, NY 11735

Meeting Information

Meeting Type: Annual Meeting

For holders as of: April 9, 2012

Date: June 7, 2012 Time: 10:00 a.m. EDT

Location: Hargroves Conference Center

AMERIGROUP National Support Center II

1330 Amerigroup Way

Virginia Beach, VA 23464

You are receiving this communication because you hold shares in AMERIGROUP Corporation.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or request a paper or e-mail copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

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— Before You Vote —

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

NOTICE PROXY STATEMENT ANNUAL REPORT

How to View Online:

Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX (located on the following page) and visit: www.proxyvote.com.

How to Request and Receive a PAPER or E-MAIL Copy:

If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

1) BY INTERNET: www.proxyvote.com

2) BY TELEPHONE: 1-800-579-1639

3) BY E-MAIL*: sendmaterial@proxyvote.com

* If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow XXXX XXXX XXXX (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please request any copy as instructed above on or before May 24, 2012 to facilitate timely delivery.

— How To Vote —

Please Choose One of the Following Voting Methods

Vote In Person: If you are a stockholder of record, you may vote in person by ballot at the Annual Meeting. Your name will be verified against the list of stockholders of record and you must provide photo identification prior to admission. We will provide you with a ballot when you arrive at the meeting. If you are a beneficial owner of shares held in street name, you must obtain and bring to the meeting a valid legal proxy from the organization that holds your shares. In addition, beneficial owners must provide proof of beneficial ownership as of the record date, such as a brokerage account statement, and photo identification prior to being admitted to the meeting. If you do not provide photo identification, you will not be admitted to the Annual Meeting. You may contact our Corporate Secretary at (757) 490-6900 for directions to the Annual Meeting.

Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

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Voting Items

The Board of Directors recommends you vote FOR each of the following nominees:

1. Election of Directors

Nominees:

01) Thomas E. Capps

02) Emerson U. Fullwood

03) William J. McBride

The Board of Directors recommends that you vote FOR each of the following proposals:

2. To ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2012.

3. To approve, in an advisory and non-binding vote, the compensation of the Company’s named executive officers as described in the proxy statement.

4. To approve the Company’s 2012 Cash Incentive Plan.

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